[LOGO]                                                     Semiannual Report
INVESTMENT MANAGEMENT                                     September 30, 1996




MFS(R) MUNICIPAL INCOME FUND

[GRAPHIC OMITTED]

TABLE OF CONTENTS
Letter from the Chairman ..................................................   1
Fund Manager's Overview ...................................................   3
Fund Manager's Profile ....................................................   4
Performance Summary .......................................................   5
Fund Facts ................................................................   5
Portfolio of Investments ..................................................   7
Financial Statements ......................................................  14
Notes to Financial Statements .............................................  21
Trustees and Officers .....................................................  29

   HIGHLIGHTS
   * FOR THE PAST SIX MONTHS THE NET ASSET VALUE OF CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN OF 2.55%, CLASS B SHARES 2.12%, AND CLASS C SHARES 2.16%.

   * PERHAPS THE MOST IMPORTANT ASPECT OF THE MUNICIPAL MARKET HAS BEEN ITS DRAMATICALLY FAVORABLE PERFORMANCE COMPARED TO THE U.S. TREASURY MARKET, WITH THE YIELD RATIO OF 30-YEAR, "AAA"-RATED MUNICIPALS DECLINING FROM 86% TO 80%. THE PRINCIPAL VALUE AND INTEREST ON TREASURY SECURITIES ARE GUARANTEED BY THE U.S. GOVERNMENT IF HELD TO MATURITY.

   * THE SUPPLY OF NEW ISSUES REMAINS MODERATE AS STATE AND LOCAL
     GOVERNMENTS CONTINUE TO BE CONSERVATIVE RELATIVE TO NEW SPENDING AND BORROWING.

   * WE HAVE GENERALLY KEPT PORTFOLIO DURATIONS SHORT, PRIMARILY BY HEDGING WITH TREASURY FUTURES CONTRACTS, WHICH HAS ENHANCED THE FUND'S RELATIVE PERFORMANCE GIVEN THE INCREASE IN TREASURY YIELDS.

LETTER FROM THE CHAIRMAN

Dear Shareholders:

[Photo of A. Keith Brodkin]

As we enter the last quarter of 1996, the U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. Real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. Although the individual consumer appears to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to be impressive in its support of the automobile and housing markets. Consumer spending has also been positively impacted by widespread job growth and, more recently, increasing wages. However, the latest statistics appear to show signs of slow consumer spending, especially in overall retail sales, which have been flat for several months. Furthermore, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations. While economic growth should continue, we expect it could slacken toward the end of the year.

  In the bond markets, persistent signs of economic weakness led to decreases in short-term interest rates by the Federal Reserve Board in late 1995 and early 1996. Should signs of more rapid economic growth and, particularly, of higher inflation resurface, we would expect the Fed to maintain its anti-inflationary stance. In the beginning of the year, the bond markets traded in a narrow range as investors shifted between concern for the lack of a budget resolution in Washington and hope that sluggish economic reports and low inflation might lead to lower interest rates. Later, fixed-income markets began reacting to conflicting signals regarding the economy's strength with more volatile trading patterns marked by an upward bias in interest rates. Interest rates may move even higher over the coming months, but we believe the current rise in bond yields is reaching a point where fixed-income markets are equitably valued.

  Finally, you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following the Fund Manager's Overview, we have added additional information on the Fund. Near the back of the report, telephone numbers and addresses are also listed if you would like to contact MFS.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
    A. Keith Brodkin
    Chairman and President

October 10, 1996

FUND MANAGER'S OVERVIEW

Dear Shareholders:

[Photo of Geoffrey L. Schechter]

The six months ended September 30, 1996 marked a period of significant volatility in the fixed-income markets. Yields on 30-year U.S. Treasury bonds ranged from a low of 6.60% to a high of 7.19% before settling at 6.92% on September 30, which represented an increase of approximately 30 basis points (0.30%) from the beginning of the period. The increase in rates experienced during this period was primarily a result of concerns that greater-than-expected job growth and other strong economic data would translate into higher inflation rates.

  Municipal bonds experienced the same type of volatility during this period. The yield on long-term, high-grade municipals fluctuated between a low of 5.45% and a high of 6.00% before settling at 5.55% on September 30, which represented a decline of about 15 basis points (0.15%) from the beginning of the period. In this environment, Class A shares of the Fund provided a total return of 2.55%, Class B shares 2.12%, and Class C shares 2.16%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges. They compare to a 3.07% return for the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of national municipal bond investments rated "Baa" or higher, and a 2.79% average return for the tax-exempt municipal bond fund category as reported by Lipper Analytical Services, an independent firm that reports mutual fund performance.

  Perhaps the most important aspect of the municipal market during the past six months has been its dramatically favorable performance compared to the U.S. Treasury market. The yield ratio of 30-year municipals rated "AAA" by Standard & Poor's to comparable-maturity Treasuries has declined from 86% to 80%. (Note that the principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) These trends are attributable to the municipal market's favorable technical position. New-issue supply remains moderate as state and local governments continue to be conservative relative to new spending and borrowing. At the same time, the surge in redeemed bonds has led to a decrease in outstanding tradable supply. On the demand side, property and casualty insurance companies have been strong buyers and retail interest has remained consistent. Further aiding the decline in yield ratios has been the apparent collapse of support for extreme tax reform proposals.

  The overall strength of municipal credits has also contributed to the market's good relative performance. The fiscal condition of state and local governments is the strongest it has been in several years, owing to a healthy economy and generally sound fiscal practices. Most revenue bond issuers have also posted favorable results. These trends, along with the continued dramatic proliferation of bond insurance, have resulted in continued historically narrow yield spreads in the market. Attractive values and unusual opportunities in the investment-grade segment of the municipal market have therefore diminished.

  During the past six months, we have generally kept portfolio durations short relative to the Lehman Index, primarily by hedging with Treasury futures contracts. This enhanced the relative performance of the Fund given the increase in Treasury yields. We expect to maintain this position in the foreseeable future. We have also been working to improve the Fund's dividends by purchasing bonds with higher book yields, or yields comparable to those at the time they were issued, and bonds with better call protection, that is, those not imminently eligible to be called by the issuer. Finally, in light of very narrow yield spreads, we have tried to improve credit quality when possible. We feel these strategies will enhance the Fund's performance potential and earnings sustainability.

  We are pleased to report that we recently made some key additions to our staff of municipal credit analysts, and we believe the group is now one of the strongest in the industry. The depth and experience of this staff will be invaluable to us as we examine important credit developments such as: the new welfare reform bill's effect on specific municipal credits; the fiscal ramifications of future efforts to balance the federal budget; the increasingly competitive environment facing electric utilities as a result of deregulation trends; and the effect of continuing cost pressures on the changing health care industry.

Respectfully,

/s/ Geoffrey L. Schechter
    Geoffrey L. Schechter
    Fund Manager


   FUND MANAGER'S PROFILE

   GEOFFREY SCHECHTER JOINED MFS IN 1993 AS AN INVESTMENT OFFICER IN THE FIXED INCOME DEPARTMENT. A GRADUATE OF THE UNIVERSITY OF TEXAS AND THE BOSTON UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION, HE WAS NAMED ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1994 AND VICE PRESIDENT
   - INVESTMENTS IN 1995. HE BECAME MANAGER OF MFS MUNICIPAL INCOME FUND IN FEBRUARY 1992. MR. SCHECHTER IS A CERTIFIED PUBLIC ACCOUNTANT (C.P.A.) AND A CHARTERED FINANCIAL ANALYST (C.F.A.).

   FUND FACTS

   STRATEGY:               THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE AS HIGH
                           A LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME
                           TAXES AS IS CONSIDERED CONSISTENT WITH PRUDENT
                           INVESTING AND PROTECTION OF SHAREHOLDER'S CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   DECEMBER 29, 1986

  SIZE:                    $418.9 MILLION NET ASSETS AS OF SEPTEMBER 30, 1996

PERFORMANCE SUMMARY
Because mutual funds like MFS Municipal Income Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, and Class C shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                              6 Months       1 Year       5 Years         Life
-------------------------------------------------------------------------------
Cumulative Total Return        +2.55%        +5.23%       +37.01%       +81.70%
-------------------------------------------------------------------------------
Average Annual Total Return      --          +5.23%       + 6.50%       + 6.31%
-------------------------------------------------------------------------------
SEC Results                    -2.32%        +0.25%       + 5.46%       + 5.78%
-------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                              6 Months       1 Year       5 Years         Life
-------------------------------------------------------------------------------
Cumulative Total Return        +2.12%        +4.36%       +33.13%       +76.60%
-------------------------------------------------------------------------------
Average Annual Total Return      --          +4.36%       + 5.89%       + 6.00%
-------------------------------------------------------------------------------
SEC Results                    -1.86%        +0.39%       + 5.57%       + 6.00%
-------------------------------------------------------------------------------

CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                              6 Months       1 Year       5 Years         Life
-------------------------------------------------------------------------------
Cumulative Total Return        +2.16%        +4.31%       +33.26%       +76.76%
-------------------------------------------------------------------------------
Average Annual Total Return      --          +4.31%       + 5.91%       + 6.01%
-------------------------------------------------------------------------------
SEC Results                    +1.16%        +3.32%       + 5.91%       + 6.01%
-------------------------------------------------------------------------------

All results represent past performance and are not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class A SEC results include the maximum 4.75% sales charge. Class B SEC results reflect the applicable contingent deferred sales charge (CDSC) which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge, but along with Class B shares, have higher annual fees and expenses than Class A shares. As of April 1, 1996, Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. See the prospectus for details.

Class A and Class C share performance includes the performance of the Fund's Class B shares for periods prior to the commencement of offering of Class A shares on September 7, 1993 and of Class C shares on January 3, 1994. Sales charges and operating expenses for Class A, Class B, and Class C shares differ. The Class B share performance, which is included within the Class A share SEC performance has been adjusted to reflect the initial sales charge generally applicable to Class A shares rather than the CDSC generally applicable to Class B shares. The Class B share performance included within the Class C share SEC performance, has been adjusted to reflect the lower CDSC generally applicable to Class C shares, rather than the higher CDSC generally applicable to Class B shares. Class A and Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are higher for Class B shares, and not significantly different for Class C shares.

PORTFOLIO OF INVESTMENTS (Unaudited) - September 30, 1996

Municipal Bonds - 99.6%
-----------------------------------------------------------------------------
                                              Principal Amount
Issuer                                           (000 Omitted)          Value
-----------------------------------------------------------------------------
General Obligation - 8.9%
  Arlington, TX, Independent School
    Refunding Rev., PSF, 0s, 2007                     $ 3,070   $   1,763,193
  Commonwealth of Massachusetts, 7s, 2007               2,590       2,838,303
  Crowley, TX, Independent School District,
    Capital Appreciation, FGIC, 0s, 2015                3,690       1,230,098
  Escondido, CA, Unified High School
    District, Capital Appreciation, MBIA,
    0s, 2013                                            1,480         543,708
  Escondido, CA, Unified High School
    District, Capital Appreciation, MBIA,
    0s, 2018                                            2,000         532,800
  Escondido, CA, Unified High School
    District, Capital Appreciation, MBIA,
    0s, 2020                                            2,000         472,560
  Harris County, TX, Certificates of
    Obligation, (Astrodome Improvements
    Project), 8.1s, 2008                                1,385       1,495,579
  Lewisville, TX, Independent School
    District, Capital Appreciation, 0s, 2019            2,500         651,000
  New Orleans, LA, AMBAC, 0s, 2015                      5,800       1,882,042
  New York, NY, 8.2s, 2003                              5,000       5,678,600
  New York, NY, 7.5s, 2008                              1,350       1,486,553
  Northwest Texas, TX, Independent School
    District, AMBAC, 0s, 2011                           3,000       1,287,780
  Rio, CA, School District, Certificate of
    Participation, FSA, 0s, 2028                        1,140         660,721
  State of Texas, 7.625s, 2018                         14,405      15,594,853
  State of Wisconsin, 7.6s, 2020                          980       1,024,296
                                                                -------------
                                                                $  37,142,086
-----------------------------------------------------------------------------
State and Local Appropriation - 1.9%
  New York Dormitory Authority Rev. (City
    University), 7.5s, 2010                           $ 2,500   $   2,871,600
  New York Medical Care Facility Financial
    Agency Rev., 7.875s, 2008                             745         829,751
  New York Medical Care Facility Financial
    Agency Rev., (Mental Health Services),
    7.75s, 2020                                         1,020       1,114,463
  New York State Medical Care Facility
    Financial Agency, 7.5s, 2021                          540         596,084
  Philadelphia, PA, Regional Port Authority
    Lease Rev., MBIA, MVRIC, 8.57s, 2020***             2,500       2,590,075
                                                                -------------
                                                                $   8,001,973
-----------------------------------------------------------------------------
Refunded and Special Obligations* - 22.9%
  Adams County, CO, Single Family Mortgage
    Rev., 8.875s, 2011                                $ 2,510   $   3,282,051
  Chapel Hill, NC, Parking Facilities Rev.
    (Rosemary Street Project), 8.125s, 2013               940       1,079,656
  Chapel Hill, NC, Parking Facilities Rev.
    (Rosemary Street Project), 8.25s, 2023              1,000       1,153,250
  Charleston County, SC, Resource Recovery
    Rev. (Foster Wheeler), 9.25s, 2010                  3,200       3,445,440
  Colorado Health Retirement Facilities,
    0s, 2020                                            2,150         413,789
  Colquitt County, GA, Development
    Authority Rev., 0s, 2021                            5,725       1,001,532
  Colquitt County, GA, Development
    Authority Rev., 0s, 2021                            2,815         492,456
  Commonwealth of Massachusetts, 7.5s, 2007             1,990       2,247,148
  Commonwealth of Massachusetts, 7.5s, 2007             2,010       2,269,732
  Illinois Education and Facilities
    Authority, 8.75s, 2015                                 60          61,802
  Massachusetts Health & Education
    Facilities Authority (Suffolk
    University), 8s, 2010                               1,000       1,128,270
  Massachusetts Industrial Finance Agency,
    Tunnel Rev. (Mass. Turnpike), 9s, 2020              2,840       3,332,910
  Massachusetts Water Resources Authority,
    7.625s, 2014                                        3,200       3,574,784
  Matagorda County, TX, Pollution Control
    Rev. (Central Power & Light), 7.875s, 2016          1,500       1,539,600
  New York City, NY, 8s, 2018                           2,970       3,434,241
  New York Local Government Assistance
    Corp., 7.25s, 2018                                  2,750       3,087,672
  New York Medical Care Facilities Finance
    Agency, 7.75s, 2020                                 1,035       1,156,737
  New York Medical Care Facilities Finance
    Agency Rev., 8.875s, 2007                             680         722,860
  New York Medical Care Facilities Finance
    Agency Rev., 8.25s, 2010                            4,140       4,860,484
  New York Medical Care Facilities Finance
    Agency Rev., 7.875s, 2020                           3,565       4,047,380
  New York Medical Care Facilities Finance
    Agency Rev., 7.875s, 2020                           2,580       2,850,462
  New York Medical Care Facilities Finance
    Agency Rev., 7.5s, 2021                             1,460       1,649,596
  New York Medical Care Facilities Finance
    Agency Rev. (Mental Health Services),
    7.875s, 2008                                          670         760,658
  New York Urban Development Corp.,
    7.75s, 2014                                         5,000       5,571,500
  New York Urban Development Corp.
    (Correctional Facilities), 7.3s, 2008               2,340       2,656,321
  New York Urban Development Corp. Rev.,
    7.5s, 2011                                          2,500       2,832,100
  Pennsylvania Industrial Development
    Authority Rev., 7s, 2011                            7,000       7,789,180
  Philadelphia, PA, Municipal Authority
    Rev., FGIC, 7s, 2004                                2,000       2,243,300
  Rhode Island Depositors Economic
    Protection Corp., Special Obligation,
    5.75s, 2021                                           845         838,341
  Richmond County, GA, Development
    Authority Rev., 0s, 2021                            9,000       1,593,630
  Savannah, Ga, Economic Development
    Authority, 0s, 2021                                 4,500         787,230
  Texas Turnpike Authority Rev. (Houston
    Ship Channel Bridge), 0s, 2002                      3,000       4,213,380
  Washington County, PA, Authority Lease
    Rev., AMBAC, 7.45s, 2018                            1,200       1,347,636
  Washington Public Power Supply System
    Rev., Nuclear Project #1, 14.375s, 2001             1,000       1,250,070
  Washington Public Power Supply System
    Rev., Nuclear Project #1, 7.25s, 2015               3,350       3,677,529
  Washington Public Power Supply System
    Rev., Nuclear Project #2, 7.375s, 2012              5,355       5,960,383
  Washington Public Power Supply System
    Rev., Nuclear Project #3, 7.25s, 2015               5,000       5,488,850
  West Virginia Water Development
    Authority, 8.625s, 2028                             1,000       1,104,390
  West Virginia Water Development
    Authority, 8.125s, 2029                             1,000       1,094,550
                                                                -------------
                                                                $  96,040,900
-----------------------------------------------------------------------------
Airport and Port Revenue - 13.7%
  Chicago, IL, O'Hare International
    Airport, Special Facilities Rev.
    (American Airlines), 7.875s, 2025                 $ 3,500   $   3,731,735
  Chicago, IL, O'Hare International
    Airport, Special Facilities Rev.
    (United Airlines), 8.4s, 2018                       1,995       2,170,540
  Chicago, IL, O'Hare International
    Airport, Special Facilities Rev.
    (United Airlines), 8.85s, 2018                      2,895       3,248,074
  Chicago, IL, O'Hare International
    Airport, Special Facilities Rev.
    (United Airlines), 8.85s, 2018                      6,425       7,208,593
  Cleveland, OH, Airport Special Facilities
    Rev. (Continental Airlines), 9s, 2019               4,300       4,539,725
  Connecticut Airport Rev., FGIC, 7.65s, 2012           1,000       1,141,320
  Dallas-Fort Worth, TX, International
    Airport (American Airlines), 7.5s, 2025             5,000       5,316,600
  Denver, CO, City & County Airport Rev.,
    8.75s, 2023                                         4,750       5,575,075
  Hawaii Airports Systems Rev., FGIC, 7.5s, 2020        5,350       5,889,922
  Hillsborough County, FL, Aviation
    Authority Rev. (USAir), 8.6s, 2022                  2,000       2,167,300
  Kenton County, KY, Airport Board Special
    Facilities (Delta Airlines), 7.5s, 2020             1,000       1,067,690
  Lake Charles, LA, Harbor & Terminal
    District Port (Occidental Petroleum),
    7.2s, 2020                                          1,000       1,082,570
  St. Augustine FL, Airport Authority,
    (Grumman Repair Facility), 11s, 2004                  500         523,185
  Tulsa, OK, Municipal Airport Trust Rev.
    (American Airlines), 7.375s, 2020                  10,000      10,561,600
  Virginia Port Authority, 8.2s, 2008                   3,000       3,229,920
                                                                -------------
                                                                $  57,453,849
-----------------------------------------------------------------------------
Electric and Gas Utility Revenue - 16.4%
  Austin, TX, Utility Systems Rev., AMBAC,
    0s, 2010                                          $ 7,500   $   3,336,675
  Austin, TX, Utility Systems Rev., AMBAC,
    6.75s, 2011**                                       3,325       3,528,590
  Brazos River Authority, TX, Pollution
    Control Rev. (Texas Utilities), 9.875s, 2017        4,790       5,097,710
  Burke County, GA, Pollution Control Rev.
    (Georgia Power Co./Vogtle Project),
    9.375s, 2017                                        2,650       2,853,732
  Chelan County, WA, Public Utility
    District #1, Consolidated Rev., 9.3s, 2017          4,450       4,725,143
  Chicago, IL, Gas Supply Rev. (People's
    Gas), 8.1s, 2020                                    2,000       2,222,380
  Georgia Municipal Electric Authority,
    MBIA, 6.375s, 2016                                  2,000       2,136,560
  Intermountain Power Agency, UT, MBIA, 6s, 2016        4,000       4,072,240
  Midland Michigan Environmental
    Development Authority, Pollution
    Control Rev. (Midland Cogeneration),
    9.5s, 2009                                          2,000       2,178,880
  Montana Board of Investment Resources,
    Yellowstone Energy, 7s, 2019                        1,000         924,150
  Municipal Electric Authority, GA, Special
    Obligation, Fourth Crossover Project,
    MBIA, 6.5s, 2020                                    7,350       8,112,415
  North Carolina Eastern Municipal Power
    Agency, 7s, 2007                                    3,250       3,551,470
  Pittsylvania County, VA, Industrial
    Development Authority Rev., 7.5s, 2014              6,000       6,218,580
  Southern, MN, Municipal Power Agency
    (Power Supply Systems Rev.), Capital
    Appreciation, 0s, 2024                              4,250         850,425
  Southern, MN, Municipal Power Agency
    (Power Supply Systems Rev.), Capital
    Appreciation, MBIA, 0s, 2020                       13,500       3,461,535
  Southern, MN, Municipal Power Agency
    (Power Supply Systems Rev.), Capital
    Appreciation, MBIA, 0s, 2021                       10,660       2,577,695
  Southern, MN, Municipal Power Agency
    (Power Supply Systems Rev.), MBIA, 0s, 2025         6,400       1,207,040
  Tampa, FL, Utility Tax, Capital
    Appreciation, AMBAC, 0s, 2017                       2,110         647,179
  Tampa, FL, Utility Tax, Capital
    Appreciation, AMBAC, 0s, 2021                       2,625         631,522
  Tampa, FL, Utility Tax, Capital
    Appreciation, AMBAC, 0s, 2021                       1,950         452,342
  Tampa, FL, Utility Tax, Capital
    Appreciation, AMBAC, 0s, 2022                       1,955         427,696
  Texas Municipal Power Agency Revenue,
    AMBAC, 0s, 2011                                     5,930       2,506,077
  Washington Public Power Supply System
    Rev., Nuclear Project #1, 7s, 2011                  4,050       4,448,763
  Washington Public Power Supply Systems,
    BIGI, 0s, 2013                                      4,000       1,467,040
  Washington Public Power Supply Systems,
    BIGI, 0s, 2014                                      3,350       1,157,190
                                                                -------------
                                                                $  68,793,029
-----------------------------------------------------------------------------
Health Care Revenue - 5.2%
  Bell County, TX, Health Facilities
    Development Corp. (Advanced Living
    Technology), 10.5s, 2018                          $ 1,870   $   1,496,000
  Bell County, TX, Health Facilities
    Development Corp. (Kings Daughters Hospital),
    9.25s, 2008                                         1,575       1,711,647
  Colorado Health Retirement Facilities
    Rev., 0s, 2022                                     10,450       1,750,898
  Fulton County, GA, Residential Care
    Facilities, Elderly Authority Rev.
    (Lenbrook Square Foundation), 9.75s, 2017             470         480,340
  Gadsden County, FL, Industrial
    Development Authority (RHA/FLA
    Properties), 10.45s, 2018                           1,925       1,978,823
  Louisiana Public Facilities Authority
    (Southwest Medical Center), 11s, 2006               1,503         614,338
  Massachusetts Health & Education
    Facilities Authority (New England
    Deaconess Hospital), 6.875s, 2022                   4,000       4,186,480
  Massachusetts Health & Education
    Facilities Authority (New England
    Deaconess Hospital), 7.2s, 2022                     2,500       2,663,000
  Montgomery County, PA, Industrial
    Development Authority, Health
    Facilities Rev., 8.5s, 2023                           300         295,125
  Philadelphia, PA, Industrial Development
    Authority, 10.25s, 2018                             1,485       1,511,062
  Philadelphia, PA, Industrial Development
    Authority, 10.25s, 2018                             1,945       2,004,478
  Tennessee State Vets Home Board Rev.
    (Humboldt Project), 6.75s, 2021                     1,000       1,037,540
  Torrance, CA, Hospital Rev., 6.875s, 2015             1,740       1,815,481
                                                                -------------
                                                                $  21,545,212
-----------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 3.0%
  Burns Harbor, IN, Solid Waste Disposal
    Facilities Rev. (Bethlehem Steel), 8s, 2024       $ 3,000   $   3,197,340
  Dayton, OH, Special Facilities Rev.
    (Emery Air Freight), 12.5s, 2009                    1,000       1,140,600
  Erie County, PA (International Paper),
    7.875s, 2016                                        1,200       1,303,788
  Northampton County, PA, Industrial
    Development Authority (Bethlehem
    Steel), 7.55s, 2017                                 1,200       1,239,204
  Port of New Orleans, LA (Avondale
    Industries), 8.5s, 2014                             2,000       2,198,120
  Port of New Orleans, LA (Continental
    Grain Co.), 7.5s, 2013                              1,000       1,034,920
  West Side Calhoun County, TX, Navigation
    District (Union Carbide), 8.2s, 2021                2,000       2,207,660
                                                                -------------
                                                                $  12,321,632
-----------------------------------------------------------------------------
Insured Health Care Revenue - 4.2%
  Clermont County, OH, Hospital Facilities
    Rev. (Mercy Health Systems), 9.651s,
    2021, AMBAC***                                    $ 1,500   $   1,708,560
  Fredericksburg, VA, Industrial
    Development Authority, Hospital
    Facilities Rev., FGIC, INFLOS, 9.367s, 2023***      1,500       1,671,405
  Henrico County, VA, Industrial
    Development Authority Rev., FSA, RIBS,
    7.984s, 2027                                        5,000       5,035,750
  Jefferson County, KY, Hospital Rev.
    (Alliant Health System), MBIA, 8.508s, 2014***      1,500       1,614,075
  Mississippi Hospital Equipment &
    Facilities Authority Rev. (Rush Medical
    Foundation), 6.7s, 2018                             1,000       1,054,270
  Rio Grande Valley, TX, Health Facilities
    Development Corp., MBIA, 7.86s, 2015++              2,800       2,914,828
  Tulsa, OK, Industrial Authority, Hospital
    Rev. (St. Johns Medical Center), MBIA,
    0s, 2006                                            6,430       3,674,938
                                                                -------------
                                                                $  17,673,826
-----------------------------------------------------------------------------
Other Revenue - 1.4%
  Crystal City, TX, Lease Obligations,
    10.5s, 2008+                                      $ 1,240   $     620,378
  Dade County, FL, Special Obligation,
    Capital Appreciation, AMBAC, 0s, 2033               8,645         845,395
  Illinois Dedicated Tax, Civic Center,
    AMBAC, 0s, 2016                                     5,000       1,505,550
  Martha's Vineyard, MA, Land Bank, 8.125s, 2011        1,800       1,839,060
  Massachusetts Health & Education
    Facilities Authority (Learning Center
    for Deaf Children), 9.25s, 2014                     1,000       1,061,600
                                                                -------------
                                                                $   5,871,983
-----------------------------------------------------------------------------
Multi-Family Housing Revenue - 3.4%
  Colorado Housing Finance Authority, 8.3s, 2023 $ 2,750 $ 2,880,817 Maryland Community Development
    Administration, 8.5s, 2028                          3,000       3,080,130
  Pennsylvania Housing Finance Agency,
    7.6s, 2013                                          1,000       1,068,630
  Vermont Housing Finance Agency, 8.375s, 2020          2,725       2,821,547
  Wisconsin Housing & Economic Development
    Authority, 7.2s, 2013                               4,000       4,163,640
                                                                -------------
                                                                $  14,014,764
-----------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.6%
  Metropolitan Pier & Exposition Authority,
    IL, MBIA, 0s, 2016                                $ 8,400   $   2,610,636
-----------------------------------------------------------------------------
Single Family Housing Revenue - 7.6%
  Berkeley, Brookes, & Fayette Counties,
    WV, MBIA, 0s, 2016                                $14,000   $   1,623,020
  Chicago, IL, Residential Mortgage Rev.,
    MBIA, 0s, 2009                                      4,890       1,987,443
  Cook County, IL, Single Family Housing,
    0s, 2015                                            9,045       1,152,242
  De Kalb, IL, Single Family Mortgage Rev.,
    7.45s, 2009                                           245         258,213
  Delaware Housing Authority Rev., 9.125s, 2018**         815         837,005
  Harris County, TX, Housing Finance Corp.,
    9.625s, 2003                                          210         210,842
  Harris County, TX, Housing Finance Corp.,
    9.875s, 2014                                          380         381,520
  Illinois Housing Development Agency, 0s, 2016         3,835         477,918
  Kentucky Housing Corp., 7.45s, 2023                   5,185       5,322,921
  Minnesota Housing Finance Agency, 9s, 2018            4,655       4,762,996
  Mississippi Home Corp., Single Family
    Rev., 7.1s, 2023                                      715         748,205
  New Hampshire Housing Finance Authority,
    7.2s, 2010                                          6,430       6,726,487
  New Hampshire Housing Finance Authority,
    8.625s, 2013                                          740         765,626
  Utah Housing Finance Agency, 8.625s, 2019             1,200       1,248,768
  Utah Housing Finance Agency, 9.125s, 2019               100         103,855
  Utah Housing Finance Agency, 9.25s, 2019                 90          93,687
  West Virginia Housing Development Fund,
    7.85s, 2014                                         5,185       5,333,602
                                                                -------------
                                                                $  32,034,350
-----------------------------------------------------------------------------
Solid Waste Revenue - 0.8%
  Maryland Energy Financing Administration
    (Solid Waste), 9s, 2016                           $ 4,000   $   3,306,920
-----------------------------------------------------------------------------
Student Loan Revenue - 1.4%
  Pennsylvania Higher Education Assistance
    Agency, Student Loan Rev., RIBS, AMBAC,
    9.834s, 2026***                                   $ 5,500   $   5,767,300
-----------------------------------------------------------------------------
Transportation - 3.2%
  Foothill, CA, Eastern Transportation Co.,
    0s, 2012                                          $ 5,000   $   3,082,100
  Foothill, CA, Eastern Transportation Co.,
    0s, 2013                                            5,000       3,103,650
  San Joaquin Hills, CA, Transportation
    Corridor Agency, Toll Road Rev., 0s, 2004           3,000       1,841,790
  San Joaquin Hills, CA, Transportation
    Corridor Agency, Toll Road Rev., 0s, 2005           1,800       1,025,028
  San Joaquin Hills, CA, Transportation
    Corridor Agency, Toll Road Rev., 0s, 2009           6,750       2,857,478
  San Joaquin Hills, CA, Transportation
    Corridor Agency, Toll Road Rev., 0s, 2014           5,000       1,625,500
                                                                -------------
                                                                $  13,535,546
-----------------------------------------------------------------------------
Universities - 1.0%
  Islip, NY, Community Development Agency
    Rev. (Institute of Technology), 7.5s, 2026        $ 2,000   $   2,030,060
  Massachusetts Health & Education
    Facilities (Harvard University), 6.25s, 2020        1,000       1,077,740
  St. Joseph County, IN, Educational
    Facilities Rev. (University of Notre
    Dame), 6.5s, 2026                                   1,000       1,115,540
                                                                -------------
                                                                $   4,223,340
-----------------------------------------------------------------------------
Water and Sewer Utility Revenue - 4.0%
  Massachusetts Water Resources Authority,
    6.5s, 2019                                        $ 7,495   $   8,213,920
  New Jersey Turnpike Authority Rev., MBIA,
    6.5s, 2016                                          1,450       1,617,040
  New York City Municipal Water Finance
    Authority, 6s, 2025                                 4,000       4,013,360
  Salt Lake County, UT, Water Conservancy
    District Rev., AMBAC, 0s, 2008                      2,100       1,066,275
  Salt Lake County, UT, Water Conservancy
    District Rev., AMBAC, 0s, 2009                      3,800       1,796,070
                                                                -------------
                                                                $  16,706,665
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $387,240,942)               $ 417,044,011
Other Assets, Less Liabilities - 0.4%                               1,845,050
-----------------------------------------------------------------------------
Net Assets - 100.0%                                             $ 418,889,061
-----------------------------------------------------------------------------
 +  Restricted security.
 ++ Indexed security.
  * Dates indicated are refunding dates.
 ** Security segregated as collateral for an open futures contract.
*** Inverse floating rate security.
See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
September 30, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $387,240,942)            $417,044,011
  Receivable for Fund shares sold                                       224,749
  Receivable for investments sold                                       726,614
  Receivable for daily variation margin on open futures contracts        28,125
  Interest receivable                                                 7,694,709
  Other assets                                                            5,031
                                                                   ------------
      Total assets                                                 $425,723,239
                                                                   ------------
Liabilities:
  Cash overdraft                                                   $  1,815,723
  Distributions payable                                                 817,790
  Payable for Fund shares reacquired                                    506,613
  Payable for investments purchased                                   3,488,124
  Payable to affiliates -
    Management fee                                                       25,406
    Shareholder servicing agent fee                                       6,746
    Distribution fee                                                     26,268
  Accrued expenses and other liabilities                                147,508
                                                                   ------------
      Total liabilities                                            $  6,834,178
                                                                   ------------
Net assets                                                         $418,889,061
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $401,426,382
  Unrealized appreciation on investments                             29,645,937
  Accumulated net realized loss on investments                      (12,250,691)
  Accumulated undistributed net investment income                        67,433
                                                                   ------------
      Total                                                        $418,889,061
                                                                   ============
Shares of beneficial interest outstanding                           48,678,272
                                                                   ============
Class A shares:
  Net asset value per share
    (net assets of $134,331,751 / 15,622,216 shares of
    beneficial interest outstanding)                                   $8.60
                                                                       =====
  Offering price per share (100 / 95.25)                               $9.03
                                                                       =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $268,581,391 / 31,201,346 shares of
    beneficial interest outstanding)                                   $8.61
                                                                       =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $15,975,919 / 1,854,710 shares of beneficial
    interest outstanding)                                              $8.61
                                                                       =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
Six Months Ended September 30, 1996
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                 $15,416,687
                                                                  -----------
  Expenses -
    Management fee                                                $ 1,616,830
    Trustees' compensation                                             23,571
    Shareholder servicing agent fee (Class A)                          95,847
    Shareholder servicing agent fee (Class B)                         315,834
    Shareholder servicing agent fee (Class C)                          11,734
    Distribution and service fee (Class A)                            159,744
    Distribution and service fee (Class B)                          1,435,610
    Distribution and service fee (Class C)                             78,228
    Custodian fee                                                      97,958
    Postage                                                            20,807
    Auditing fees                                                      18,338
    Printing                                                           17,276
    Legal fees                                                          1,619
    Miscellaneous                                                     154,601
                                                                  -----------
      Total expenses                                              $ 4,047,997
    Fees paid indirectly                                              (15,035)
                                                                  -----------
      Net expenses                                                $ 4,032,962
                                                                  -----------
        Net investment income                                     $11,383,725
                                                                  -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $(2,579,339)
    Futures contracts                                               1,112,229
                                                                  -----------
      Net realized loss on investments                            $(1,467,110)
                                                                  -----------
  Change in unrealized depreciation -
    Investments                                                   $  (210,280)
    Futures contracts                                                 (27,757)
                                                                  -----------
      Net unrealized loss on investments                          $  (238,037)
                                                                  -----------
        Net realized and unrealized loss on investments           $(1,705,147)
                                                                  -----------
          Increase in net assets from operations                  $ 9,678,578
                                                                  ===========

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
                                                                   Six Months Ended         Year Ended
                                                                 September 30, 1996          March 31,
                                                                        (Unaudited)               1996
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                $ 11,383,725       $ 23,512,793
  Net realized gain (loss) on investments and futures transactions       (1,467,110)           196,458
  Net unrealized gain (loss) on investments and futures transactions       (238,037)         2,512,218
                                                                       ------------       ------------
    Increase in net assets from operations                             $  9,678,578       $ 26,221,469
                                                                       ------------       ------------
Distributions declared to shareholders -
  From net investment income (Class A)                                 $ (3,659,024)      $ (5,156,665)
  From net investment income (Class B)                                   (7,026,203)       (17,735,118)
  From net investment income (Class C)                                     (388,484)          (621,010)
  In excess of net investment income (Class A)                               --                 (3,546)
  In excess of net investment income (Class B)                               --                (12,197)
  In excess of net investment income (Class C)                               --                   (427)
                                                                       ------------       ------------
    Total distributions declared to shareholders                       $(11,073,711)      $(23,528,963)
                                                                       ------------       ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                                     $ 55,151,408       $192,708,458
  Net asset value of shares issued in connection with the acquisition
    of Advantage Fund                                                        --             28,956,459
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                         6,038,712         12,674,803
  Cost of shares reacquired                                             (86,202,089)      (240,907,535)
                                                                       ------------       ------------
    Decrease in net assets from Fund share transactions                $(25,011,969)      $ (6,567,815)
                                                                       ------------       ------------
      Total decrease in net assets                                     $(26,407,102)      $ (3,875,309)
Net assets:
  At beginning of period                                                445,296,163        449,171,472
                                                                       ------------       ------------
  At end of period (including accumulated undistributed
    (distributions in excess of) net investment income of
    $67,433 and $(242,580) respectively)                               $418,889,061       $445,296,163
                                                                       ============       ============

See notes to financial statements

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                                    Ended
                                                            September 30,      Year Ended March 31,                     Year Ended
                                                                     1996      ----------------------------------     November 30,
                                                              (Unaudited)           1996         1995     1994+++           1993**
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Class A
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $ 8.62         $ 8.56       $ 8.56      $ 8.99           $ 9.15
                                                                   ------         ------       ------      ------           ------
Income from investment operations# -
  Net investment income(S)                                         $ 0.25         $ 0.51       $ 0.50      $ 0.15           $ 0.12
  Net realized and unrealized gain (loss) on investments            (0.02)          0.05         0.02       (0.51)           (0.16)
                                                                   ------         ------       ------      ------           ------
      Total from investment operations                             $ 0.23         $ 0.56       $ 0.52      $(0.36)          $(0.04)
                                                                   ------         ------       ------      ------           ------
Less distributions declared to shareholders -
  From net investment income||                                     $(0.25)        $(0.50)      $(0.52)     $(0.02)          $(0.11)
  From net realized gain on investments                              --             --           --         (0.01)             --
  In excess of net realized gain on investments                      --             --           --         (0.04)           (0.01)
                                                                   ------         ------       ------      ------           ------
      Total distributions declared to shareholders                 $(0.25)        $(0.50)      $(0.52)     $(0.07)          $(0.12)
                                                                   ------         ------       ------      ------           ------
Net asset value - end of period                                    $ 8.60         $ 8.62       $ 8.56      $ 8.56           $ 8.99
                                                                   ======         ======       ======      ======           ======
Total return(+)                                                     2.55%++        6.81%        6.33%     (7.90)%+         (1.80)%+
Ratios (to average net assets)/Supplemental data(S)
  Expenses##                                                        1.31%+         1.28%        1.13%       1.07%+           0.76%+
  Net investment income                                             5.87%+         5.75%        6.20%       5.31%+           4.94%+
Portfolio turnover                                                    14%            23%          25%          9%              30%
Net assets at end of period (000 omitted)                        $134,332       $121,903      $25,270      $5,595             $461

 **For the period from the commencement of offering of Class A shares, September 7, 1993 to November 30, 1993.
  +Annualized.
 ++Not annualized.
+++For the four-month period ended March 31, 1994.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)The distributor did not impose the Class A distribution fee for the year ended March 31, 1996. If this fee had been incurred by the Fund, the ratios of expenses to average net assets and net investment income to average net assets would have been 1.38%
   and 5.66%, respectively.
  #Per share data for the periods subsequent to November 30, 1993 are based on average shares outstanding.
 ##For fiscal periods ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ||Includes distributions in excess of net investment income of $0.0003 per share for Class A, Class B, and Class C shares for the year ended March 31, 1996.

See note to financial statements

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                           Ended                                             Year Ended
                                                   September 30,      Year Ended March 31,                   November 30,
                                                            1996      ----------------------------------     ---------------------
                                                     (Unaudited)          1996         1995      1994+++         1993         1992
----------------------------------------------------------------------------------------------------------------------------------
                                                         Class B
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                     $ 8.63        $ 8.57       $ 8.56       $ 8.99       $ 8.73       $ 8.50
                                                          ------        ------       ------       ------       ------       ------
Income from investment operations# -
  Net investment income                                   $ 0.22        $ 0.43       $ 0.44       $ 0.14       $ 0.42       $ 0.47
  Net realized and unrealized
    gain (loss) on investments                             (0.03)         0.06         0.00        (0.51)        0.42         0.26
                                                          ------        ------       ------       ------       ------       ------
      Total from investment operations                    $ 0.19        $ 0.49       $ 0.44       $(0.37)      $ 0.84       $ 0.73
                                                          ------        ------       ------       ------       ------       ------
Less distributions declared to shareholders -
  From net investment income||                            $(0.21)       $(0.43)      $(0.43)      $(0.01)      $(0.45)      $(0.48)
  From net realized gain on investments                     --            --           --          (0.01)       (0.10)        --
  In excess of net investment income                        --            --           --           --          (0.03)        --
  In excess of net realized gain on investments             --            --           --          (0.04)        --           --
  From paid-in-capital                                      --            --           --           --           --          (0.02)
                                                          ------        ------       ------       ------       ------       ------
      Total distributions declared
        to shareholders                                   $(0.21)       $(0.43)      $(0.43)      $(0.06)      $(0.58)      $(0.50)
                                                          ------        ------       ------       ------       ------       ------
Net asset value - end of period                           $ 8.61        $ 8.63       $ 8.57       $ 8.56       $ 8.99       $ 8.73
                                                          ======        ======       ======       ======       ======       ======
Total return                                               2.12%++       5.87%        5.32%      (8.97)%+       9.95%        8.82%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               2.12%+        2.13%        2.16%        2.24%+       2.11%        2.03%
  Net investment income                                    5.03%+        4.90%        5.15%        4.74%+       4.92%        5.50%
Portfolio turnover                                           14%           23%          25%           9%          30%          52%
Net assets at end of period (000 omitted)               $268,581      $306,889     $412,965     $479,478     $518,179     $449,949

  +Annualized.
 ++Not annualized.
+++For the four-month period ended March 31, 1994.
  #Per share data for the periods subsequent to November 30, 1993 are based on average shares outstanding.
 ##For fiscal periods ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ||Includes distributions in excess of net investment income of $0.0003 per share for Class A, Class B, and Class C shares for the year ended March 31, 1996.

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------------------
                                                               Year Ended November 30,
                                                               ---------------------------------------------------------------------
                                                                  1991            1990           1989           1988         1987*
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Class B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                           $ 8.25          $ 8.41         $ 8.11         $ 7.67        $ 8.47
                                                                ------          ------         ------         ------        ------
Income from investment operations -
  Net investment loss                                           $ 0.49          $ 0.49         $ 0.51         $ 0.50        $ 0.38
  Net realized and unrealized gain
    (loss) on investments                                         0.25           (0.15)          0.30           0.43         (0.83)
                                                                ------          ------         ------         ------        ------
      Total from investment operations                          $ 0.74          $ 0.34         $ 0.81         $ 0.93        $(0.45)
                                                                ------          ------         ------         ------        ------
Less distributions declared to shareholders
  from net investment income                                    $(0.49)         $(0.50)        $(0.51)        $(0.49)       $(0.35)
                                                                ------          ------         ------         ------        ------
Net asset value - end of period                                 $ 8.50          $ 8.25         $ 8.41         $ 8.11        $ 7.67
                                                                ======          ======         ======         ======        ======
Total return                                                     9.21%           4.18%         10.24%         12.53%       (5.79)%+
Ratios (to average net assets)/Supplemental data:
  Expenses                                                       2.04%           2.05%          2.07%          2.09%         2.03%+
  Net investment loss                                            5.82%           5.99%          6.09%          6.38%         6.00%+
Portfolio turnover                                                 73%             91%           127%           171%          138%
Net assets at end of period (000 omitted)                     $409,084        $379,239       $343,887       $244,825      $183,935

  *For the period from the commencement of investment operations, December 29, 1986 to November 30, 1987.
  +Annualized.

See notes to financial statements

---------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                                  Ended
                                                          September 30,     Year Ended March 31,
                                                                   1996     -----------------------------------------
                                                             (Unaudited)          1996           1995         1994**
---------------------------------------------------------------------------------------------------------------------
                                                                Class C
---------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $ 8.64         $ 8.57         $ 8.56         $ 9.07
                                                                 ------         ------         ------         ------
Income from investment operations# -
  Net investment income                                          $ 0.22         $ 0.43         $ 0.44         $ 0.09
  Net realized and unrealized gain (loss) on
    investments                                                   (0.04)          0.07           0.01          (0.59)
                                                                 ------         ------         ------         ------
      Total from investment operations                           $ 0.18         $ 0.50         $ 0.45         $(0.50)
                                                                 ------         ------         ------         ------
Less distributions declared to shareholders
  from net investment income||                                   $(0.21)        $(0.43)        $(0.44)        $(0.01)
                                                                 ------         ------         ------         ------
Net asset value - end of period                                  $ 8.61         $ 8.64         $ 8.57         $ 8.56
                                                                 ======         ======         ======         ======
Total return                                                      2.16%++        5.94%          5.39%       (19.42)%+
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                      2.06%+         2.05%          2.09%          2.18%+
  Net investment income                                           5.11%+         4.95%          5.23%          4.62%+
Portfolio turnover                                                  14%            23%            25%             9%
Net assets at end of period (000 omitted)                       $15,976        $16,504        $10,936         $6,393

 **For the period from the commencement of offering of Class C shares, January 3, 1994 to March 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to November 30, 1993 are based on average shares outstanding.
 ##For fiscal periods ending after September 1, 1995, the Fund's expenses are calculated without reductions for fees paid indirectly.
 ||Includes distributions in excess of net investment income of $0.0003 per share for Class A, Class B, and Class C shares for the year ended March 31, 1996.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Municipal Income Fund (the Fund) is a diversified series of MFS Municipal Series Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect: the reported amounts of assets and liabilities; disclosure of contingent assets and liabilities at the date of the financial statements; and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in interest rate futures for purposes other than hedging may be made when a Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Fund at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owed are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions paid by the Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

At March 31, 1996, the Fund, for federal income tax purposes, had capital loss carryforward of $10,162,094, which may be applied against any net taxable realized gains of each succeeding year until the earlier of their utilization or expiration on March 31, 2002 ($1,415,952), March 31, 2003 ($6,517,530), and
March 31, 2004 ($2,228,612).

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, and distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on settled shares outstanding, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.30% of the Fund's average daily net assets and 6.43% of its gross income for its then-current fiscal year.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $5,761 for the period ended September 30, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $11,994 as its portion of the sales charge on sales of Class A shares for the period ended September 30, 1996.

The Trustees have adopted separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer who enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $36,570 for the period ended September 30, 1996. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the period ended September 30, 1996 were 0.25%, of the Fund's average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers who enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $47,910 and $4,993 for Class B and Class C shares, respectively, for the period ended September 30, 1996. Fees incurred under the distribution plans during the period ended September 30, 1996 were 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended September 30, 1996 were $0, $308,629, and $495 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $59,118,752 and $79,880,594, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Funds, as computed on a federal income tax basis, are as follows (000 omitted):

Aggregate cost                                                   $387,240,942
                                                                 ============
Gross unrealized appreciation                                    $ 32,398,597
Gross unrealized depreciation                                      (2,595,528)
                                                                 ------------
  Net unrealized appreciation                                    $ 29,803,069
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                  Period Ended                  Year Ended
                  September 30, 1996            March 31, 1996
                  ---------------------------   -----------------------------
                       Shares          Amount         Shares           Amount
-----------------------------------------------------------------------------
Shares sold         5,100,885    $ 43,668,453     17,027,633    $ 148,288,168
Shares issued to
 shareholders in
 reinvestment of
 distributions        197,755       1,693,475        261,154        2,281,429
Shares
 reacquired        (3,810,733)    (32,625,596)    (6,107,403)     (53,310,814)
                    ---------    ------------     ----------    -------------
  Net increase      1,487,907    $ 12,736,332     11,181,384    $  97,258,783
                    =========    ============     ==========    =============

Class B Shares
                  Period Ended                  Year Ended
                  September 30, 1996            March 31, 1996
                  ---------------------------   -----------------------------
                       Shares          Amount         Shares           Amount
-----------------------------------------------------------------------------
Shares sold           991,833   $   8,507,510      3,291,894    $  30,271,749
Shares issued in
 connection with
 the acquisition
 of Advantage
 Fund                  --             --           3,398,645       28,956,459
Shares issued to
 shareholders in
 reinvestment of
 distributions        473,736       4,060,559      1,143,435        9,961,921
Shares
 reacquired        (5,814,651)    (49,875,379)   (20,493,625)    (178,612,133)
                   ----------   -------------    -----------    -------------
  Net decrease     (4,349,082)  $ (37,307,310)   (12,659,651)   $(109,422,004)
                   ==========   =============    ===========    =============

Class C Shares
                  Period Ended                  Year Ended
                  September 30, 1996            March 31, 1996
                  ---------------------------   -----------------------------
                       Shares          Amount         Shares           Amount
-----------------------------------------------------------------------------
Shares sold           342,113     $ 2,937,467      1,614,476      $14,148,541
Shares issued to
 shareholders in
 reinvestment of
 distributions         33,192         284,679         49,315          431,453
Shares
 reacquired          (431,656)     (3,701,114)    (1,029,259)      (8,984,588)
                      -------     -----------      ---------      -----------
  Net increase
  (decrease)          (56,351)    $  (478,968)       634,532      $ 5,595,406
                      =======     ===========      =========      ===========

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended September 30, 1996 was $2,115.

(7) Financial Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The following is a summary of such securities held at September 30, 1996:

Futures Contracts

                                                                                                                   Unrealized
Description                                               Expiration         Contracts          Position         Depreciation
-----------------------------------------------------------------------------------------------------------------------------
UST Dec 96                                            December, 1996               100         UST Short           ($157,132)

At September 30, 1996, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

The Fund also invests in indexed securities whose value may be linked to interest rates, commodities, indices or other financial indicators. Indexed securities are fixed-income securities whose proceeds at maturity (principal-indexed securities) or interest rates (coupon-indexed securities) rise and fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself. The following is a summary of such securities held at September 30, 1996:

                                                                           Principal
                                                                              Amount                             Unrealized
Description                                                Index       (000 Omitted)             Value         Appreciation
---------------------------------------------------------------------------------------------------------------------------
Rio Grande Valley, TX, Health
  Facilities Development Corp.,
  MBIA, Short Rites, 7.86s, 2015                      J.J. Kenny              $2,800        $2,914,828             $196,504
                                                                                                                   ========

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At September 30, 1996, the Fund owned the following restricted security (constituting 0.15% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of this security is determined by valuations supplied by a pricing service or brokers. This security may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                                                             Date of          Par Amount
Description                                              Acquisition       (000 Omitted)              Cost              Value
-----------------------------------------------------------------------------------------------------------------------------
Crystal City, TX, Lease Obligations, 10.5s, 2008             5/25/88              $1,240          $939,722           $620,378
                                                                                                                     ========



                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) MUNICIPAL INCOME FUND

TRUSTEES                                          ASSISTANT SECRETARY
A. Keith Brodkin* - Chairman and President        James R. Bordewick, Jr.*

Richard B. Bailey* - Private Investor; Former     CUSTODIAN
Chairman and Director (until 1991),               State Street Bank and Trust Company
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,            INVESTOR INFORMATION
Cambridge Trust Company                           For MFS stock and bond market outlooks call
                                                  toll free: 1-800-637-4458 anytime from a
Marshall N. Cohan - Private Investor              touch-tone telephone.

Lawrence H. Cohn, M.D. - Chief of Cardiac         For information on MFS mutual funds, call
Surgery, Brigham and Women's Hospital;            your financial adviser or, for an information
Professor of Surgery, Harvard Medical School      kit, call toll free: 1-800-637-2929 any
                                                  business day from 9 a.m. to 5 p.m. Eastern
The Hon. Sir J. David Gibbons, KBE - Chief        time (or leave a message anytime).
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Bank of N.T. Butterfield & Son Ltd.     INVESTOR SERVICE
                                                  MFS Service Center, Inc.
Abby M. O'Neill - Private Investor; Director,     P.O. Box 2281
Rockefeller Financial Services, Inc.              Boston, MA 02107-9906
(investment advisers)
                                                  For general information, call toll free:
Walter E. Robb, III - President and               1-800-225-2606 any business day from
Treasurer, Benchmark Advisors, Inc.               8 a.m. to 8 p.m. Eastern time.
(corporate financial consultants);
President, Benchmark Consulting Group, Inc.       For service to speech- or hearing-impaired,
(office services); Trustee, Landmark Funds        call toll free: 1-800-637-6576 any business
(mutual funds)                                    day from 9 a.m. to 5 p.m. Eastern time.

Arnold D. Scott* - Senior Executive Vice          (To use this service, your phone must be
President, Director and Secretary,                equipped with a Telecommunications Device for
Massachusetts Financial Services Company          the Deaf.)

Jeffrey L. Shames* - President and Director,      For share prices, account balances and
Massachusetts Financial Services Company          exchanges, call toll free: 1-800-MFS-TALK
                                                  (1-800-637-8255) anytime from a touch-tone
J. Dale Sherratt - President, Insight             telephone.
Resources, Inc. (acquisition planning
specialists)                                      WEB SITE
                                                  http://www.mfs.com
Ward Smith - Former Chairman (until 1994),
NACCO Industries; Director, Sundstrand
Corporation

INVESTMENT ADVISER
Massachusetts Financial Services Company          --------------------------------------------
500 Boylston Street
Boston, MA 02116-3741                              [DALBAR       For the third year in a row,
                                                    LOGO]         MFS earned a #1 ranking in
DISTRIBUTOR                                       TOP RATED      the DALBAR, Inc. Broker/Dealer
MFS Fund Distributors, Inc.                        SERVICE      Survey, Main Office Operations
500 Boylston Street                                            Service Quality Category. The
Boston, MA 02116-3741                             firm achieved a 3.48 overall score on a
                                                  scale of 1 to 4 in the 1996 survey. A total
FUND MANAGER                                      of 110 firms responded, offering input on
Geoffrey L. Schechter*                            the quality of service they received from 29
                                                  mutual fund companies nationwide. The survey
TREASURER                                         contained questions about service quality in
W. Thomas London*                                 15 categories, including "knowledge of phone
                                                  service contacts," "accuracy of transaction
ASSISTANT TREASURER                               processing," and "overall ease of doing
James O. Yost*                                    business with the firm."

SECRETARY
Stephen E. Cavan*

* Affiliated with the Investment Adviser

                                                             -------------
MFS(R) MUNICIPAL               [DALBAR LOGO: #1              BULK RATE
INCOME FUND                     TOP-RATED SERVICE]           U.S. POSTAGE
                                                             PAID
500 Boylston Street                                          PERMIT #55638
Boston, MA 02116                                             BOSTON, MA
                                                             -------------




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 INVESTMENT MANAGEMENT
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(C)1996 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116


                                                      MMI-3 11/96 30M 02/202/302